Income Taxes	12 Months Ended
Jan. 31, 2025
Income Taxes
Income Taxes

Note 18 - Income Taxes

Income before income taxes is earned in the following tax jurisdictions:

	January 31,	January 31,	January 31,
Year Ended	2025	2024	2023

Canada	60,119	53,246	49,158
United States	92,637	62,346	51,268
Other countries	38,877	35,560	33,302
	191,633	151,152	133,728

Income tax expense (recovery) is incurred in the following jurisdictions:

	January 31,	January 31,	January 31,
Year Ended	2025	2024	2023
Current income tax expense
Canada	22,282	16,376	9,673
United States	18,020	16,532	13,085
Other countries	13,100	8,315	5,490
	53,402	41,223	28,248
Deferred income tax expense (recovery)
Canada	(3,875)	(2,369)	5,059
United States	585	(5,060)	(1,888)
Other countries	(1,752)	1,451	73
	(5,042)	(5,978)	3,244
	48,360	35,245	31,492

Income tax expense for 2025, 2024 and 2023 was 25%, 23% and 24% of income before income taxes, respectively, with current income tax expense being 28%, 27% and 21% of income before income taxes, respectively.

Current income tax expense increased in 2025 as compared to 2024 primarily due to a decrease in tax attributes available to shelter income in Canada and the United Kingdom.

Current income tax expense increased in 2024 as compared to 2023 primarily due to a decrease in tax attributes available to shelter income in Canada and the new requirement to capitalize research and development expenses in the United States.

Deferred income tax recovery decreased in 2025 as compared to 2024 primarily due to the utilization of tax attributes in the Unites States partially offset by full utilization of tax attributes in the United Kingdom and Canada in the prior period.

Deferred income tax expense decreased in 2024 as compared to 2023 primarily due to the capitalization of research and development expenses in the United States in 2024 and the increased utilization of tax attributes in Canada in 2023.

The components of the deferred income tax assets and liabilities are as follows:

	January 31,	January 31,
	2025	2024
Assets
Accrued liabilities not currently deductible	10,326	11,736
Accumulated losses	2,813	2,397
Difference between tax and accounting basis of property and equipment	9,653	9,088
Research and development expenditures and tax credits	9,683	7,680
Total deferred income tax assets	32,475	30,901
Liabilities
Difference between tax and accounting basis of intangible assets	(53,346)	(42,423)
Temporary difference on equity derivative and related party debt	(6,990)	(5,513)
Total deferred income tax liabilities	(60,336)	(47,936)
Net deferred income taxes	(27,861)	(17,035)
Valuation allowance	(2,464)	(1,969)
Net deferred income taxes, net of valuation allowance	(30,325)	(19,004)

As at January 31, 2025, we have not accrued for foreign withholding taxes and Canadian income taxes applicable to approximately $1,305.0 million of unremitted earnings of subsidiaries operating outside of Canada. These earnings, which we consider to be invested indefinitely, will become subject to these taxes if and when they are remitted as dividends or if we sell our stock in the subsidiaries. If we decide to repatriate the foreign earnings, we would need to adjust our income tax provision in the period we determined that the earnings will no longer be indefinitely invested outside Canada.

The provision (recovery) for income taxes varies from the expected provision at the statutory rates for the reasons detailed in the table below:

	January 31,	January 31,	January 31,
Year Ended	2025	2024	2023
Income before income taxes	191,633	151,152	133,728

Combined basic Canadian statutory rates	26.5%	26.5%	26.5%

Income tax expense based on the above rates	50,783	40,055	35,438
Increase (decrease) in income taxes resulting from:
Permanent differences	1,490	124	590
Effect of differences between Canadian and foreign tax rates	(2,042)	(1,293)	(1,859)
Effect of rate changes on current year timing differences	(424)	(48)	(219)
Change in estimates relating to prior periods	66	(2,888)	(972)
Increase (decrease) in accruals for uncertain tax positions	(544)	(117)	(1,181)
Valuation allowance	564	263	(155)
Research tax credits	(2,230)	(1,488)	(734)
Other, including foreign exchange	697	637	584
Income tax expense	48,360	35,245	31,492

We have income tax loss carry forwards which expire as follows:

		United
Expiry year	Canada	States	EMEA	Asia Pacific	Total
2026	—	—	—	59	59
2027	—	—	—	191	191
2028	—	138	—	50	188
2029	—	138	—	8	146
2030	—	138	—	237	375
Thereafter	—	310	—	488	798
Indefinite	—	532	9,326	—	9,858
	—	1,256	9,326	1,033	11,615

The following is a tabular reconciliation of the total estimated liability associated with uncertain tax positions taken:

	January 31,	January 31,
	2025	2024
Liability, beginning of year	6,153	6,120
Gross increases – current period	1,476	3,946
Lapsing due to statutes of limitations	(2,098)	(3,913)
Liability, end of year	5,531	6,153

We have identified accruals of $5.5 million with respect to uncertain tax positions as at January 31, 2025. It is possible that these accruals for uncertain tax positions will not be required in which case up to $5.5 million of the recorded liability will decrease the effective tax rate in future years if this liability is reversed.

We believe that it is reasonably possible that $0.1 million of the uncertain tax positions could decrease tax expense in the next 12 months relating primarily to tax years becoming statute barred for purposes of future tax examinations by local taxing jurisdictions.

We recognize accrued interest and penalties related to uncertain tax positions as a current tax expense. As at January 31, 2025 and January 31, 2024, the unrecognized tax positions have resulted in no material liability for estimated interest and penalties.

Descartes and our subsidiaries file their tax returns as prescribed by the tax laws of the jurisdictions within which they operate. We are no longer subject to income tax examinations by tax authorities in our major tax jurisdictions as follows:

Years No Longer Subject to
Audit
Tax Jurisdiction
United States Federal	2020 and prior
Canada	2017 and prior
United Kingdom	2021 and prior
Sweden	2022 and prior
Norway	2018 and prior
Netherlands	2019 and prior
Belgium	2022 and prior
Germany	2019 and prior
Switzerland	2020 and prior
Brazil	2020 and prior